SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive proxy statement

☐ Definitive additional materials

☐ Soliciting material pursuant to Rule 14a-12

POLARIS INDUSTRIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

Polaris Industries Inc.

2100 Highway 55 Medina, Minnesota 55340 763-542-0500 Fax: 763-542-0599

March 29, 2002

Dear Fellow Shareholder:

      The Board of Directors of Polaris Industries Inc. joins me in extending a cordial invitation to attend our 2002 Annual Meeting of Shareholders which will be held at our corporate headquarters, 2100 Highway 55, Medina, Minnesota 55340, on Thursday, May 2, 2002 at 9:00 a.m. local time.

      In addition to voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, we will review Polaris’ 2001 business and discuss our direction for the coming years. There will also be an opportunity, after conclusion of the formal business of the meeting, to discuss other matters of interest to you as a shareholder.

      It is important that your shares be represented at the meeting whether or not you plan to attend in person. Please vote by returning your signed proxy card in the envelope provided or by using the telephone or on-line voting options indicated on the proxy card. If you do attend the meeting and desire to vote in person, you may do so even though you have previously sent a proxy.

      This will be my last letter to you as Chairman of the Board of Polaris. After nearly thirty years with Polaris, I have decided to reduce my current level of involvement with the company and do not plan to serve as a director after the 2002 Annual Meeting. This is the next logical step in the leadership transition following a four year process in which I have gradually reduced my involvement in daily operations and successfully guided the development of the next generation of leaders at Polaris. Subject to formal action by the Board, Mr. Gregory R. Palen, a director of the company since 1994, will become a non-executive Chairman of Polaris’ Board of Directors. Mr. George W. Buckley, the Chairman and CEO of Brunswick Corporation, has been nominated for election by you at the 2002 Annual Meeting to fill my seat on the Board of Directors. I am proud of our accomplishments at Polaris and I personally want to thank you for your continuing support over the years. I have every confidence that the current leadership team will expertly guide Polaris into the future.

      We hope that you will be able to attend the meeting and we look forward to seeing you.

Sincerely,

W. Hall Wendel, Jr. Chairman of the Board

      Enclosures

POLARIS INDUSTRIES INC.

2100 Highway 55
Medina, Minnesota 55340
March 29, 2002

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

      Polaris Industries Inc. will hold its 2002 Annual Meeting of Shareholders at its corporate headquarters located at 2100 Highway 55, Medina, Minnesota 55340, on Thursday, May 2, 2002. The meeting will begin at 9:00 a.m. local time. At the meeting, we will:

1.	Elect the following directors:

           • Three Class II directors for three year terms ending in 2005; and

           • One Class III director for a one year term ending in 2003.

2.	Act on any other matters that may properly come before the meeting.

      The Board recommends that shareholders vote FOR the director nominees named in the accompanying proxy statement.

      Only shareholders of record at the close of business on March 12, 2002 may vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

Michael W. Malone
Vice President-Finance,
Chief Financial Officer and Secretary

YOUR VOTE IS IMPORTANT

      Whether or not you plan to attend the meeting, we urge you to vote as soon as possible by telephone, Internet or mail.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
ITEM 1 -- ELECTION OF DIRECTORS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION
STOCK PERFORMANCE GRAPH
OTHER MATTERS
SUBMISSION OF SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION

POLARIS INDUSTRIES INC.

2100 Highway 55
Medina, Minnesota 55340

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Who can vote?

A:	You can vote if you were a shareholder at the close of business on the record date of March 12, 2002. There were 23,017,714 shares of common stock outstanding on March 12, 2002. This Proxy Statement and proxy card, along with the Annual Report for 2001, are being mailed to shareholders beginning March 29, 2002. The Proxy Statement summarizes the information you need to vote at the Annual Meeting.

Q:	What am I voting on?

A:	You are voting on:

• Election of three nominees as Class II directors for three year terms ending in 2005. The Board of Directors’ nominees are William E. Fruhan, Jr., John R. Menard, Jr. and R. M. (Mark) Schreck.

• Election of one nominee as a Class III director for a one year term ending in 2003. The Board of Directors’ nominee is George W. Buckley.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends you vote FOR the election of each nominee.

Q:	What is the voting requirement to elect the director nominees or to approve any other proposal?

A:	In the election of directors, the nominees who receive the affirmative vote of a majority of the shares present and entitled to vote will be elected. For any other proposal to be approved, the affirmative vote of a majority of the shares present and entitled to vote must be cast in favor of the proposal.

Q:	How will the proxies vote on any other business brought up at the meeting?

A:	By submitting your proxy card, you authorize the proxies to use their judgment to determine how to vote on any other matter brought before the Annual Meeting. The Company does not know of any other business to be considered at the Annual Meeting.

The proxies’ authority to vote according to their judgment applies only to shares you own as the shareholder of record.

Q:	How do I cast my vote?

A:	If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the Annual Meeting or by using one of the three following methods:

• Vote by phone, by dialing 1-800-240-6326 and following the instructions for telephone voting shown on the enclosed proxy card.

• Vote by Internet, by going to the web address http://www.eproxy.com/pii/ and following the instructions for Internet voting shown on the enclosed proxy card.

• Vote by proxy card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by phone or Internet, please do not mail your proxy card.

If you are a street-name shareholder (meaning that your shares are registered in the name of your bank or broker), you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

Whichever method you use, the proxies identified on the back of the proxy card will vote the shares of which you are the shareholder of record in accordance with your instructions. If you submit a proxy card without giving specific voting instructions, the proxies will vote those shares as recommended by the Board of Directors.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted by:

• Submitting a new proxy with a more recent date than that of the first proxy given by (1) following the telephone voting instructions or (2) following the Internet voting instructions or (3) completing, signing, dating and returning a new proxy card to the Company;

• Giving written notice before the meeting to the Secretary of the Company, stating that you are revoking your proxy; or

• Attending the meeting and voting your shares in person.

Unless you decide to vote your shares in person, you should revoke your prior proxy in the same way you initially submitted it — that is, by telephone, Internet or mail.

Q:	Who will count the votes?

A:	Wells Fargo Bank Minnesota, N.A., the independent proxy tabulator used by the Company, will count the votes. A representative of Wells Fargo Bank Minnesota, N.A. and Mark McCormick, the Corporate Controller of the Company, will act as inspectors of election for the meeting.

Q:	Is my vote confidential?

A:	All proxy cards and all vote tabulations that identify an individual shareholder are confidential. Your vote will not be disclosed except:

• To allow Wells Fargo Bank Minnesota, N.A. to tabulate the vote;

• To allow Mark McCormick, Corporate Controller of the Company, and a representative of Wells Fargo Bank Minnesota, N.A. to certify the results of the vote; and

• To meet applicable legal requirements.

Q:	What is a “quorum”?

A:	A quorum is the number of shares that must be present to have the Annual Meeting. As of the record date, 23,017,714 shares of Polaris common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the purpose of electing directors or adopting proposals at the Annual Meeting. If you submit a valid proxy card or attend the Annual Meeting, your shares will be counted to determine whether there is a quorum.

Abstentions and broker non-votes count toward the quorum. “Broker non-votes” occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instruments from the beneficial owners at least ten days before the meeting and do not have discretionary voting authority to vote those shares.

Q:	Will broker non-votes or abstentions affect the voting results?

A:	Although abstentions and broker non-votes count for quorum purposes, a properly executed proxy marked “WITHHOLD” with respect to the election of director nominees will not be considered present in person or by proxy and entitled to vote on that item of business. For any other item of business that properly comes before the meeting, a properly executed proxy marked “ABSTAIN”

with respect to any such matter will be considered present in person or by proxy and entitled to vote. Accordingly, an abstention will have the effect of a negative vote.

Q:	What shares are included on my proxy card?

A:	Your proxy card represents all shares registered to your account in the same social security number and address, including any full and fractional shares you own under the Polaris Restricted Stock Plan, the Polaris Employee Stock Ownership Plan and the Polaris 401(k) Retirement Savings Plan.

Q:	How are Polaris common shares in the Polaris 401(k) Retirement Savings Plan voted?

A:	If you hold shares of Polaris common stock through the Polaris 401(k) Retirement Savings Plan, your proxy card will instruct the trustee of the plan how to vote the shares allocated to your plan account. If you do not return your proxy card (or you submit it with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the way the other 401(k) Retirement Savings Plan participants vote their shares. Votes under the Polaris 401(k) Retirement Savings Plan receive the same confidentiality as all other votes.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should vote each proxy card you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the meeting.

Q:	When are shareholder proposals due for the 2003 Annual Meeting of Shareholders?

A:	If you want to present a proposal from the floor at the 2003 Annual Meeting, you must give the Company written notice of your proposal no later than February 6, 2003. Your notice should be sent to the Secretary, Polaris Industries Inc., 2100 Highway 55, Medina, Minnesota 55340.

If instead of presenting your proposal at the meeting you want your proposal to be considered for inclusion in next year’s proxy statement, you must submit the proposal in writing to the Secretary so it is received at the above address by November 23, 2002.

Q:	How is this proxy solicitation being conducted?

A:	Polaris hired D.F. King & Co., Inc. to assist in the distribution of proxy materials and the solicitation of votes for a fee of $8,000, plus out-of-pocket expenses. Polaris will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders. In addition, some employees of the Company and its subsidiaries may solicit proxies. D.F. King & Co., Inc. and employees of the Company may solicit proxies in person, by telephone and by mail. No employee of the Company will receive special compensation for these services, which the employees will perform as part of their regular duties.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of the Company’s common stock as of March 1, 2002 by each person known to the Company who then beneficially owned more than 5% of the outstanding shares of common stock, each director of the Company, each nominee for director, each executive officer named in the Summary Compensation Table on page 16 and all executive officers and directors as a group. As of March 1, 2002, there were 23,031,574 shares of common stock outstanding. Except as otherwise indicated, the named beneficial owner has sole voting and investment powers with respect to the shares held by such beneficial owner.

	Shares
	Beneficially	Percent
Name and Address of Beneficial Owner	Owned	of Class

Capital Group International, Inc. and Capital Guardian Trust Company(1)	1,989,800	8.6%
W. Hall Wendel, Jr.(2)(3)(4)	749,506	3.2%
Chairman of the Board of Directors
Thomas C. Tiller(3)(4)	836,175	3.5%
Chief Executive Officer, President and Director
Jeffrey A. Bjorkman(3)(4)	54,071	*
Vice President — Operations
John B. Corness(3)(4)	28,550	*
Vice President — Human Resources
Michael W. Malone(3)(4)	56,237	*
Vice President — Finance, Chief Financial Officer and Secretary
Andris A. Baltins(5)(6)	15,075	*
Director
George W. Buckley	0	*
Director Nominee
William E. Fruhan, Jr.(6)	3,000	*
Director
John R. Menard, Jr.(6)	0	*
Director
Robert S. Moe(6)	292,000	1.3%
Director
Gregory R. Palen(6)	8,700	*
Director
R. M. (Mark) Schreck(6)	1,945	*
Director
J. Richard Stonesifer(6)	13,000	*
Director
Richard A. Zona(6)	3,250	*
Director
All directors and executive officers as a group (16 persons)(2)(3)(4)(5)	2,122,554	8.7%

*	Indicates ownership of less than 1%.

(1)	The address for each of Capital Group International, Inc. (“Capital Group”) and Capital Guardian Trust Company is 11100 Santa Monica Boulevard, Los Angeles, California, 90025-3384. Capital Guardian Trust Company, a wholly owned subsidiary of Capital Group, has sole voting power with respect to 1,388,200 shares and sole dispositive power with respect to 1,857,600 shares. Capital International Research and Management, Inc., dba Capital International, Inc., a registered investment adviser and a wholly owned subsidiary of Capital Group, has sole voting power and sole dispositive power with respect to 132,200 shares. Each of Capital Group and Capital Guardian Trust Company has disclaimed all beneficial ownership of such shares. The information set forth herein is based on Amendment No. 5 to the joint statement on Schedule 13G dated February 11, 2002 filed by Capital Group and Capital Guardian Trust Company with the Securities and Exchange Commission.

(2)	Mr. Wendel’s address is 2100 Highway 55, Medina, Minnesota 55340. Includes 27,666 shares held in the Wendel Foundation of which Mr. Wendel is an officer and trustee and for which he shares voting power and dispositive power.

(3)	Includes 32,340, 95,000, 12,550, 7,400 and 5,320 restricted shares of common stock awarded to Messrs. Wendel, Tiller, Bjorkman, Corness and Malone, respectively, and 188,435 aggregate restricted shares of common stock awarded to all executive officers as a group under the Company’s 1996 Restricted Stock Plan. An aggregate of 54,730 restricted shares become freely tradeable only upon the Company achieving certain compounded earnings growth targets within a four year period and an aggregate of 133,705 restricted shares become freely tradeable three years after the date of issuance provided that the holder continues to be an employee of the Company.

(4)	Includes 106,318, 725,000, 26,200, 17,000 and 18,500 shares subject to stock options that were granted to Messrs. Wendel, Tiller, Bjorkman, Corness and Malone, respectively, and 924,738 aggregate shares subject to stock options that were granted to all executive officers as a group under the Company’s 1995 Stock Option Plan which are or will become vested and exercisable on or before May 23, 2002.

(5)	Other members of the law firm of Kaplan, Strangis and Kaplan, P.A., of which Mr. Baltins is a member and which serves of counsel to the Company, beneficially own 4,790 shares.

(6)	Excludes 6,496, 527, 424, 6,496, 6,496, 1,055, 1,055 and 883 common stock equivalents credited as of December 31, 2001 to the accounts of Messrs. Baltins, Fruhan, Menard, Moe, Palen, Schreck, Stonesifer and Zona, respectively, maintained by the Company under the Company’s Deferred Compensation Plan for Directors. That plan is described in this Proxy Statement under the heading “Corporate Governance — Director Compensation.”

CORPORATE GOVERNANCE

Director Compensation

      Directors who are employees of the Company receive no compensation for their services as directors or as members of committees. Compensation for non-employee directors is divided into cash and stock components. During fiscal year 2002, the Company intends to pay each non-employee director an annual director’s fee of $35,000, at least $5,000 of which will be payable in Common Stock Equivalents (as described below).

      The Company maintains a deferred compensation plan for directors, the Polaris Industries Inc. Deferred Compensation Plan for Directors (the “Deferred Compensation Plan”), under which directors who are not officers or employees of the Company (“Outside Directors”) will receive annual awards of Common Stock Equivalents and can elect to defer all or a portion of their cash directors’ fees and have the deferred amounts deemed invested in additional Common Stock Equivalents. These “Common Stock Equivalents” are phantom stock units, i.e., each Common Stock Equivalent represents the economic equivalent of one share of common stock. Dividends will be credited to Outside Directors as if the Common Stock Equivalents were outstanding shares of common stock. Such dividends will be converted into additional Common Stock Equivalents. The Deferred Compensation Plan will remain effective until May 10, 2005, unless terminated earlier by the Board of Directors.

      As of each quarterly date on which retainer fees are payable to Outside Directors, each Outside Director will automatically receive an award of Common Stock Equivalents having a fair market value of $1,250.

      An Outside Director can also defer all or a portion of the retainer and/or meeting fees that would otherwise be paid to him or her in cash. Such deferred amounts will be converted into additional Common Stock Equivalents based on the then fair market value of the common stock.

      As soon as practicable after an Outside Directors’ service on the Board terminates, he or she will receive a distribution of a number of shares of common stock equal to the number of Common Stock Equivalents then credited to him or her under the Deferred Compensation Plan. Upon the death of an Outside Director, the shares will be issued to his or her beneficiary. Upon a change in control of the Company (as defined in the Deferred Compensation Plan), however, each Outside Director will receive a cash payment equal to the value of his or her accumulated Common Stock Equivalents.

      A maximum of 75,000 shares of common stock will be available for issuance under the Deferred Compensation Plan. The Deferred Compensation Plan may be terminated or amended at any time.

Board Meetings

      During 2001, the Board of Directors met 5 times. All of our directors attended 75% percent or more of the meetings of the Board of Directors and any committee on which they served in 2001.

Committees of the Board and Meetings

      The Board of Directors has designated six standing committees. The current membership of each committee and its principal functions, as well as the number of times each met during fiscal 2001, are described below.

     Executive Committee

Members:	Robert S. Moe

Thomas C. Tiller
W. Hall Wendel, Jr., Chair

Purpose:	Reviews and makes recommendations to the Board of Directors regarding the strategic plans and allocation of resources of the Company and exercises the authority of the Board of Directors on specific matters as delegated to it from time to time. This committee acted through one written action during 2001.

     Audit Committee

Members:	Andris A. Baltins

William E. Fruhan, Jr.

Gregory R. Palen
Richard A. Zona, Chair

Purpose:	Operates under a written charter initially adopted by the Board of Directors on May 18, 2000 and is comprised entirely of non-employee, independent members of the Board of Directors. A copy of the Audit Committee Charter, as amended by the Board of Directors on January 24, 2002, is attached as Appendix A to this Proxy Statement. The Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities by overseeing the Company’s financial reporting and public disclosure activities. This committee met four times during 2001.

     Compensation Committee

Members:	Andris A. Baltins

Robert S. Moe
J. Richard Stonesifer, Chair

Purpose:	Reviews and makes recommendations to the Board of Directors regarding the compensation of officers of the Company, employee profit sharing and other benefit plans and also provides recommendations to the Board of Directors regarding a management succession plan for the Company. This committee met three times during 2001 and acted through three written actions.

     Stock Award Compensation Committee

Members:	J. Richard Stonesifer, Chair
Richard A. Zona

Purpose:	Makes recommendations to the Board of Directors regarding stock-based incentives and administers stock option and restricted stock plans of the Company. This committee acted through ten written actions during 2001.

     Nominating Committee

Members:	William E. Fruhan, Jr., Chair
R. M. (Mark) Schreck

Purpose:	Provides oversight and guidance to the Board of Directors to ensure that the membership, structure, policies and processes of the Board and its committees facilitate the effective exercise of the Board’s role in the governance of the Company. The committee reviews and evaluates the policies and practices with respect to the size, composition and functioning of the Board, evaluates the qualifications of possible candidates for the Board of Directors and recommends the nominees for directors to the Board of Directors for approval. The committee also reviews the Company’s management succession plans and executive resources. This committee acted through one written action during 2001.

     Technology Committee

Members:	John R. Menard, Jr.

Gregory R. Palen

R. M. (Mark) Schreck, Chair

Thomas C. Tiller
W. Hall Wendel, Jr.

Purpose:	Provides oversight of the product and technology plans at the Company to ensure that the Polaris management team: (1) continues to provide leadership products across all product lines; (2) addresses regulatory and competitive challenges in a timely and appropriate manner; (3) provides adequate investment funds across product lines; (4) addresses major facility opportunities and issues, such as expansions, and in-source/out source opportunities; and (5) properly assesses the risk and benefits associated with major product and facility changes. This committee met twice during 2001.

Certain Relationships and Related Transactions

      The law firm of Kaplan, Strangis and Kaplan, P.A. provides ongoing legal services to the Company and certain subsidiaries in connection with various matters. Andris A. Baltins, a member of the Board of Directors, is a member of that firm.

Voting Arrangements

      In connection with the conversion of Polaris Industries Partners L.P. to corporate form, Mr. Wendel and Mr. Victor Atkins entered into an agreement dated as of August 25, 1994 which provides, among other things, that for so long as Mr. Atkins owns no less than 3% of the outstanding shares of Common Stock, he will vote such shares in favor of the Company’s nominees for election to the Board of Directors of the Company.

Section 16 Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file initial reports of ownership and reports of changes of ownership of the Company’s common stock with the Securities and Exchange Commission. Executive officers and directors are required to furnish the Company with copies of all Section 16(a) reports that they file. To the Company’s knowledge, based solely upon a review of the copies of those reports furnished to the Company during 2001 and written representations that no other reports were required, the Company believes that during 2001, all filing requirements applicable to its directors, executive officers and 10% beneficial owners, if any, were complied with, except as noted below. Mr. Schreck, a director, did not timely report a purchase of 700 shares in February 2000 and Mr. Corness, an executive officer, did not timely report the receipt of a stock option grant to purchase 13,000 shares in connection with his employment in January 1999. The reports were promptly filed upon discovery of the oversights.

AUDIT COMMITTEE REPORT

      The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent accountants and financial reporting procedures of the Company. The Audit Committee is comprised of four directors, all of whom meet the standards of independence adopted by the New York Stock Exchange.

      Management is responsible for the Company’s internal control and financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of and expressing an opinion on the consolidated financial statements of the Company. The Audit Committee’s responsibility is to monitor and oversee these processes.

      In performing our oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2001 with management and with representatives of the Company’s independent accountants.

      The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee has received from the Company’s independent accountants the written disclosures required by Independence Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee has satisfied itself that the non-audit services provided to the Company by the independent accountants were compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to in this Report, and subject to the limitations of our role, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

AUDIT COMMITTEE

Richard A. Zona, Chair Andris A. Baltins William E. Fruhan, Jr. Gregory R. Palen

INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountants for 2001

      The Board of Directors, on the recommendation of the Audit Committee, selected the firm of Arthur Andersen LLP as its independent public accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2001. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      Audit Fees. The aggregate fees billed by Arthur Andersen LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for that fiscal year were $197,000.

      Financial Information Systems Design and Implementation Fees. Arthur Andersen LLP did not render professional services to the Company relating to financial information systems design and implementation for the fiscal year ended December 31, 2001.

      All Other Fees. In addition to the audit fees described above, the aggregate fees billed by Arthur Andersen LLP for services rendered to the Company for the fiscal year ended December 31, 2001, were $612,000. The majority of these fees related to income tax planning and compliance.

Independent Public Accountants for 2002

      On March 15, 2002, the Board of Directors, on the recommendation of the Audit Committee, appointed the firm of Ernst & Young LLP as its independent public accountants to examine the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2002. The appointment of Ernst & Young LLP was made after careful consideration by the Board of Directors, its Audit Committee and management of the Company and concluded an extensive evaluation process. The decision to change auditors was not the result of any disagreement between the Company and Arthur Andersen LLP on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure.

ITEM 1 — ELECTION OF DIRECTORS

General Information

      The Board of Directors of the Company is divided into three classes. The members of one class are elected at each annual meeting of shareholders to serve three-year terms. The Class II directors currently serving on the Board, whose terms expire at the 2002 Annual Meeting, are Messrs. William E. Fruhan, Jr., John R. Menard, Jr., Robert S. Moe and R. M. (Mark) Schreck. Messrs. Fruhan and Schreck have previously been elected by shareholders. Mr. Menard was elected to the Board of Directors on July 17, 2001 to serve until this Annual Meeting. Mr. Moe is not standing for re-election. In addition, Mr. Wendel, currently a Class III director, has decided not to serve as a director after the 2002 Annual Meeting. Mr. Buckley has been nominated for election by shareholders to fill the Class III vacancy that will be created by Mr. Wendel’s decision to resign. Mr. Buckley has consented to serve a one year term, which will expire at the 2003 Annual Meeting when the term of all Class III directors will expire.

      The Board of Directors proposes that the following nominees, all of whom are currently serving as Class II Directors, be elected as Class II directors for three-year terms expiring in 2005:

William E. Fruhan, Jr.

John R. Menard, Jr.
R. M. (Mark) Schreck

      The Board of Directors also propose that the following nominee, who is not currently a director, be elected as a Class III director for a one year term expiring in 2003:

George W. Buckley

      The persons named in the enclosed proxy intend to vote your proxy for the election of each of the four nominees, unless you indicate on the proxy card that your vote should be withheld from any or all of the nominees. If you are voting by telephone or on the Internet, you will be told how to withhold your vote from some or all of the nominees. Each nominee elected as a director will continue in office until his successor has been elected, or until his death, resignation or retirement.

      Other incumbent directors are not up for election this year and will continue in office for the remainder of their terms. After the election of three Class II directors and one Class III director at the Annual Meeting, the Board will consist of nine directors, including the five continuing directors whose present terms extend beyond the Annual Meeting, divided into three equal classes. There are no family relationships between or among any executive officers or directors of the Company.

      We expect each nominee standing for election as a director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees designated by the Board, unless an instruction to the contrary is indicated on the proxy card.

      The Board of Directors unanimously recommends a vote FOR the election of these nominees as directors.

Information Concerning Nominees and Directors

      The principal occupation and certain other information about the nominees and other directors whose terms of office continue after the Annual Meeting are set forth on the following pages.

Director Nominees — Class II (Term Ending 2002)

William E. Fruhan, Jr. Director since 2000
Mr. Fruhan, 59, has been the Professor of Business Administration at Harvard Business School since 1979. Mr. Fruhan also serves as a director of various private corporations, including PQ Corporation, Targeted Marketing Systems, Inc., and e-Rewards, Inc. Mr. Fruhan serves as the Chair of our Nominating Committee and is also a member of our Audit Committee.
John R. Menard, Jr. Director since 2001
Mr. Menard, 62, has been the President and a director of Menard, Inc., a building materials and home improvement retailing business, since February 1960. Mr. Menard serves as a member of our Technology Committee.
R. M. (Mark) Schreck Director since 2000
Mr. Schreck, 57, a registered professional engineer, has been the President of RMS Engineering, an engineering and business consulting company, since January 1998. He has also been a member of the staff of the University of Louisville College of Engineering since January 1998. From May 1992 to January 1998 he served as Vice President and General Manager, Technology, of GE Appliances. Mr. Schreck is also a director of the Kentucky Science and Technology Corporation, a private, nonprofit organization. Mr. Schreck serves as the Chair of our Technology Committee and is also a member of our Nominating Committee.

Directors Continuing in Office — Class III (Term Ending 2003)
Gregory R. Palen Director since 1994
Mr. Palen, 46, has been Chairman and Chief Executive Officer of Spectro Alloys, an aluminum manufacturing company, since 1989 and Chief Executive Officer of Palen/ Kimball Company, a heating and air conditioning company, since 1983. He is a director of Valspar Corporation, a painting and coating manufacturing company. Mr. Palen also serves as a director of Opus Northwest, LLC, a construction and real estate development company. Mr. Palen is also a director of various private and non-profit corporations, including St. John’s University. Mr. Palen serves as a member of our Audit Committee and our Technology Committee
Richard A. Zona Director since 2000
Mr. Zona, 57, has been the Chief Executive Officer of Zona Financial, LLC, a financial advisory firm, since December 2000. Mr. Zona was the Vice-Chairman of U.S. Bancorp, a regional bank holding company, from 1996 to 2000. Mr. Zona joined U.S. Bancorp, then known as First Bank System, Inc., as Executive Vice President and Chief Financial Officer in 1989 and served as Vice Chairman and Chief Financial Officer from 1991 to 1996. Mr. Zona, a certified public accountant, was with Ernst & Young from 1970 to 1989. Mr. Zona is a director of New Century Financial Corporation, a mortgage banking and financial services company. He also serves as a director of ING Direct Bank, fsb, Centre Pacific Partners and Castle Creek. Mr. Zona serves as the Chair of our Audit Committee and is also a member of our Stock Award Compensation Committee.
Director Nominee — Class III (Term Ending 2003)
George W. Buckley
Mr. Buckley, 55, has been Chairman and Chief Executive Officer of Brunswick Corporation, a manufacturer of motorboats, marine engines, and fitness and bowling equipment, since June 2000 and served as its President and Chief Operating Officer from May to June 2000. From 1997 to 2000, Mr. Buckley was the President of Brunswick’s Mercury Marine Group and during that period also served as Vice President (1997-1998), Senior Vice President (1998-2000) and Executive Vice President (February to June 2000) of Brunswick Corporation. Prior to joining Brunswick Corporation, Mr. Buckley was President of the U.S. Electrical Motors Division of Emerson Electric Co., a manufacturer of electrical, electronic and electromagnetic products, from 1996 to 1997 and President of Emerson’s Automotive and Precision Motors Division from 1994 to 1996. Mr. Buckley serves on the board of directors of Marian College, on the board of managers of Giddiness & Lewis LLC, a subsidiary of These Kurd AG and a manufacturer of industrial automation products and machine tools in North America, and on the board of directors of Pandora Limited (United Kingdom), a manufacturer of railway fastening systems.

Directors Continuing in Office — Class I (Term Ending 2004)
Andris A. Baltins Director since 1994
Mr. Baltins, 56, has been a member of the law firm of Kaplan, Strangis and Kaplan, P.A. since 1979. He is a director of AOA Holding, LLC, AOA Capital Corp and Adams Outdoor Advertising, Inc., the managing general partner of Adams Outdoor Advertising Limited Partnership, which entities, directly and indirectly, own and operate an outdoor advertising business. Mr. Baltins is also a director of various private and non-profit corporations. Mr. Baltins serves as a member of our Audit Committee and our Compensation Committee.
Thomas C. Tiller Director since 1998
Mr. Tiller, 40, is the President and Chief Executive Officer of the Company and was the President and Chief Operating Officer of the Company from July 15, 1998 to May 20, 1999. From 1983 to 1998, Mr. Tiller held a number of design, marketing and plant management positions with General Electric Corporation, most recently as Vice President and General Manager of G.E. Silicones. Mr. Tiller serves as a member of our Executive Committee and our Technology Committee.
J. Richard Stonesifer Director since 2000
Mr. Stonesifer, 65, was the President and Chief Executive Officer of GE Appliances from 1992 through 1996. Prior to retirement he spent 37 years with GE serving in numerous leadership positions. Since 1996, Mr. Stonesifer has owned his own company, a management consulting firm. He serves as a director and member of the compensation committee of Aftermarket Technology Corp., a remanufacturer of automotive assemblies, and is the majority owner, Chairman and Chief Executive Officer of Potomac Resources, a private company. Mr. Stonesifer serves as the Chair of our Compensation Committee and is also the Chair of our Stock Award Compensation Committee.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Philosophy

      The Company’s executive total compensation program is tied closely to Company performance and aimed at enabling the Company to attract and retain the best possible executive talent, aligning the financial interests of the Company’s management with those of its shareholders and rewarding those executives commensurably with their ability to drive increases in shareholder value. The program consists of a combination of base salary, annual profit sharing awards, stock options, restricted stock, group benefits and supplemental perquisites.

2001 Executive Compensation

      The primary goal of Polaris’ executive total compensation program is to significantly correlate the level of executive compensation with the level of Company performance. This is accomplished through the use of a combination of annual profit sharing and long-term stock-based compensation programs in conjunction with the guaranteed/fixed compensation.

      Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation’s Chief Executive Officer and to certain other highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company structures grants under its stock-based compensation plans in a manner that complies with this statute. Annual profit sharing bonuses for executive officers do not meet Section 162(m)’s requirement that they be “payable solely on account of attainment of one or more performance goals.” The Company believes the profit-sharing annual bonuses, as currently structured with both performance goals and discretionary elements, best serve the interests of the Company and its shareholders by allowing the Company to recognize an executive officer’s total contribution.

      An independent consulting firm conducted a study in the fall of 1999 looking at the total cash compensation (base salary and annual incentives) of the top executives at Polaris. Based upon the results of the analysis, the top executives (excluding the CEO) had, in aggregate, a total cash compensation that was 90% of the market 75th percentile. In early 2001 the total cash compensation of the CEO was examined, and was updated again in early 2002. From that analysis, it was determined that the CEO’s total cash compensation for 2001 is 115% of the market 75th percentile for other CEO’s in the market. This reflects Polaris’ compensation philosophy for the CEO as it relates to the overall financial performance of the Company.

      Annual profit sharing bonuses for 2001 were paid in accordance with the established Company profit sharing plan. Stock options for 2001 were approved by the Stock Award Compensation Committee of the Board of Directors and in accordance with the Company’s 1995 Stock Option Plan. Restricted stock awards for 2001 were approved by the Stock Award Compensation Committee of the Board of Directors and in accordance with the Company’s 1996 Restricted Stock Plan.

2001 Chief Executive Officer and Chairman of the Board Compensation

2001 CEO and Chairman of the Board Guaranteed Compensation (Base Salary, Benefits and Perquisites)

Base Salary for Mr. Tiller, the Chief Executive Officer, has been $600,000 since March 2001. Base salary for Mr. Wendel, the executive Chairman of the Board, remained at $240,000 for 2001, the same level as the previous eight years.

Benefits and perquisites paid to Mr. Tiller and Mr. Wendel during 2001 included club memberships, club dues, financial planning and tax preparation, Exec-U-care coverage, as well as standard employee medical, dental, and 401(k) retirement savings plan participation. In addition, the Company adopted a supplemental executive retirement program on July 1, 1995 to mirror the

401(k) retirement savings plan. In 2001, Mr. Wendel was reimbursed the amount of $81,064 for office space and secretarial support services.

     2001 CEO and Chairman of the Board Annual Bonus (Profit Sharing Award)

In accordance with the established Company profit sharing plan, Mr. Tiller received a profit sharing payout of $1,085,200 in March 2002 for his 2001 performance. Mr. Wendel’s profit sharing payout for the same period was $228,000. Company performance determines the amount of aggregate funding for the profit sharing plan. The specific amount of Mr. Tiller’s and Mr. Wendel’s payout was determined by the Compensation Committee of the Board of Directors based on their individual contributions to the Company’s success.

     2001 CEO and Chairman of the Board Stock Option and Restricted Stock Grants

On July 11, 2001, in connection with the signing of his new employment agreement, Mr. Tiller was granted stock options to purchase 125,000 and 250,000 shares of common stock at exercise prices of $43.45 and $58.66, respectively. In addition, on July 2, 2001, Mr. Tiller was granted stock options with an exercise price of $44.50 per share for 100,000 shares of common stock and 45,000 restricted stock awards. Mr. Wendel was granted stock options with an exercise price of $44.50 per share for 25,000 shares of common stock and 11,570 restricted stock awards. The options were granted in accordance with the Company’s 1995 Stock Option Plan and vest on the third anniversary of the date of grant. The restricted stock awards were granted in accordance with the Company’s 1996 Restricted Stock Plan and the restricted shares granted thereunder become freely tradeable on the third anniversary of the date of the grant.

COMPENSATION COMMITTEE

J. Richard Stonesifer, Chair
Andris A. Baltins
Robert S. Moe

Compensation Committee Interlocks and Insider Participation

      Mr. Moe was Executive Vice President and Treasurer of a predecessor of the Company from 1981 through 1992. Mr. Baltins is a member of the law firm of Kaplan, Strangis and Kaplan, P.A., which provides ongoing legal services to the Company.

EXECUTIVE COMPENSATION AND STOCK OPTION INFORMATION

Executive Compensation Summary

      The following table shows, for each of the last three fiscal years, the annual compensation paid to or earned by the Company’s Chief Executive Officer and the other four most highly compensated executive officers (the “Executive Officers”) in all capacities in which they served.

Summary Compensation Table

	Annual Compensation				Awards

				Other Annual	Restricted	Stock	All Other
		Salary	Bonus	Compensation	Stock	Options	Compensation
Name and Principal Position	Year	($) (A)	($) (B)	($) (C)	($) (D)	(#) (E)	($) (F)

W. Hall Wendel, Jr.	2001	$240,000	$228,000	$81,064	$514,865	25,000	$24,154
Chairman of the Board	2000	$240,000	$240,000	$132,181	$340,592	25,000	$24,000
	1999	$240,000	$240,000	—	$290,375	20,000	$25,875
Thomas C. Tiller	2001	$571,157	$1,085,200	—	$2,002,500	475,000	$77,096
Chief Executive Officer	2000	$450,000	$1,000,000	—	$735,938	50,000	$65,039
and President	1999	$418,273	$836,545	—	$789,063	50,000	$13,462
Jeffrey A. Bjorkman	2001	$203,846	$185,000	—	$123,488	6,000	$19,404
Vice President –	2000	$172,789	$175,000	—	$214,158	16,000	$16,139
Operations	1999	$148,654	$150,000	—	$78,906	5,400	$15,789
John B. Corness	2001	$185,000	$170,000	—	$123,488	6,000	$18,750
Vice President – Human	2000	$159,038	$150,000	—	$81,689	6,000	$14,452
Resources (G)	1999	$130,327	$130,000	$32,000	$282,641	17,000	$8,500
Michael W. Malone	2001	$172,404	$145,000	—	$82,325	4,000	$17,620
Vice President – Finance,	2000	$158,462	$140,000	—	$54,459	4,000	$14,173
Chief Financial Officer	1999	$140,000	$125,000	—	$51,131	3,500	$11,981
and Secretary

(A)	Includes amounts deferred by the Executive Officers under the Company’s 401(k) Retirement Savings Plan and SERP.

(B)	Bonus payments are reported for the year in which the related services were performed.

(C)	The Company provides club memberships, club dues, financial planning and tax preparation, Exec-U-Care coverage, as well as standard employee medical, dental, and disability coverage to its Executive Officers. In 1999, Mr. Corness received a one-time relocation payment of $32,000. Mr. Wendel received reimbursement payments for office space, office equipment and secretarial support services of $81,064 during 2001 and $132,181 during 2000. The value of all “Other Annual Compensation” except for Messrs. Tiller and Wendel is less than the minimum of $50,000 or 10% of the total cash compensation for each person reported above.

(D)	The Company granted restricted stock awards to employees (including the Executive Officers) in 1999, 2000 and 2001. All restricted stock awards were approved by the Stock Award Compensation Committee of the Board of Directors and were granted in accordance with the Company’s 1996 Restricted Stock Plan. The amounts shown in this column were calculated by multiplying the closing market price of Polaris’ common stock on the date of grant by the number of shares granted. An aggregate of 54,730 restricted shares become freely tradeable only upon the Company achieving certain compounded earnings growth targets within a four year period and an aggregate of 133,705 restricted shares become freely tradeable three years after the date of issuance provided that the holder continues to be an employee of the Company. The total number and value of restricted stock holdings as of December 31, 2001 (the last trading day of calendar year 2001), calculated by multiplying the closing market price of Polaris’ common stock on December 31, 2001 of $57.75 per share by the number of restricted shares held, for the named officers are as follows: Messrs. Wendel, 32,340, $1,867,635; Tiller, 95,000, $5,486,250; Bjorkman, 12,550, $724,763; Corness, 13,900, $802,725; and Malone, 5,320, $307,230.

(E)	The Company granted stock options to employees (including the Executive Officers) in 1999, 2000 and 2001. All stock option grants were approved by the Stock Award Compensation Committee of the Board of Directors and granted in accordance with the Company’s 1995 Stock Option Plan.

(F)	Consists of Company matching contributions to the Polaris 401(k) Retirement Savings Plan and SERP. The SERP plan began July 1, 1995 and is a nonqualified plan which mirrors the Polaris 401(k) Retirement Savings Plan without the Internal Revenue Service contribution limitations. The Executive Officers each received $10,500 in matching contributions to the Polaris 401(k) Retirement Savings Plan. The SERP contributions were $13,654, $66,596, $8,904, $8,250 and $7,120, respectively, for Messrs. Wendel, Tiller, Bjorkman, Corness and Malone.

(G)	Mr. Corness joined the Company in January 1999.

     The Company does not maintain any defined benefit or actuarial pension plan under which benefits are determined primarily by final compensation and years of service.

Option Grants in 2001

      The following table shows all options to purchase our common stock granted in 2001 to each of our Executive Officers named in the Summary Compensation Table and the potential value of such grants at stock price appreciation rates of 5% and 10%, compounded annually over the maximum ten-year term of the options. The 5% and 10% rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in our stock price. The actual future value of the options will depend on the market value of the Company’s common stock.

OPTION GRANTS DURING 2001 AND

ASSUMED POTENTIAL REALIZABLE VALUES

			Individual Grants
						Potential Realizable Value at
			% of Total			Assumed Annual Rates of
			Options			Stock Price Appreciation for
	Number of		Granted to	Exercise		Option Term
	Options		Employees in	Price	Expiration
Name	Granted		Fiscal Year	($/Share)	Date	5%	10%

W. Hall Wendel, Jr.	25,000	(A)	2.98%	$44.50	07/02/11	$699,645	$1,773,038
Thomas C. Tiller	100,000	(A)	11.92%	$44.50	07/02/11	$2,798,581	$7,092,154
	125,000	(B)	14.90%	$43.45	07/11/11	$3,415,684	$8,656,014
	250,000	(C)	29.80%	$58.66	07/11/11	$3,028,868	$13,509,527
Jeffrey A. Bjorkman	6,000	(A)	0.72%	$44.50	07/02/11	$167,915	$425,529
John B. Corness	6,000	(A)	0.72%	$44.50	07/02/11	$167,915	$425,529
Michael W. Malone	4,000	(A)	0.48%	$44.50	07/02/11	$111,943	$283,686

(A)	The options were granted at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. All of the options become exercisable on July 2, 2004, the third anniversary of the date of grant.

(B)	The options were granted at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. The options become exercisable on July 11, 2004, the third anniversary of the date of grant.

(C)	The options became exercisable on January 8, 2002, the first date on which the closing price per share of the Company’s common stock exceeded $58.66.

Option Exercises and Values for 2001

      The following table gives information for options exercised by each of the Executive Officers in 2001 and the value (stock price less exercise price) of the remaining options held by those Executive Officers at year-end measured in terms of the closing price of our common stock on December 31, 2001, the last trading day of the year.

AGGREGATED OPTION EXERCISES DURING 2001 AND

OPTION VALUES ON DECEMBER 31, 2001

					Value of In-the-Money
			Shares Covered by		Outstanding Options
	Shares		Outstanding Options		12/31/01 (A)
	Covered by	Gain at
Name	Exercises	Exercise Date	Exercisable	Unexercisable	Exercisable	Unexercisable

W. Hall Wendel, Jr.	13,182	$230,984	86,318	70,000	$2,360,912	$1,562,813
Thomas C. Tiller	—	—	675,000	325,000	$5,646,875	$5,837,500
Jeffrey A. Bjorkman	—	—	20,800	27,400	$569,225	$619,473
John B. Corness	—	—	13,000	16,000	$302,250	$354,125
Michael W. Malone	—	—	15,000	11,500	$409,375	$257,906

(A)	For purposes of this column, the value of unexercised options means the difference between the option exercise price and the market value of the underlying shares based on $57.75, the closing price for the Company’s common stock on December 31, 2001. As used in this column, an option was in-the-money on December 31, 2001 if the option exercise price was less than the market value of the underlying shares based on the closing price for the Company’s common stock on that date.

Employment, Termination and Change in Control Agreements

     Agreement with Mr. Wendel

      An agreement with Mr. Wendel provides benefits in the event of death, disability, retirement or severance. If, during the term of his employment, Mr. Wendel becomes totally disabled, the Company will pay monthly disability payments of $4,167 during his lifetime until age 65. In the event of the death of Mr. Wendel during his employment or while receiving disability payments, the Company will pay Mr. Wendel’s designated beneficiary a total of $500,000 in monthly payments over ten years. In the event of termination of employment without cause, the Company will pay a total of $500,000 in monthly installments over ten years commencing on Mr. Wendel’s 65th birthday or, if later, retirement. In the event of voluntary termination of employment by Mr. Wendel, the Company will pay $50,000 for each full year of service (including the period during which disability payments are received) after September 14, 1982, up to $500,000 in monthly installments over ten years commencing on Mr. Wendel’s 65th birthday or, if later, retirement.

     Agreement with Mr. Tiller

      Mr. Tiller and Polaris entered into a new employment agreement effective January 1, 2001, which replaced all prior agreements, except for his Change in Control Agreement dated April 1, 1998, which remains in effect. The new employment agreement provides that Mr. Tiller will continue to be employed as Chief Executive Officer and President of the Company through at least December 31, 2005. Mr. Tiller’s agreement provides for:

•	an annual base salary of at least $600,000, which will be reviewed twice during the term of his employment by the Compensation Committee of the Board of Directors

•	a target annual bonus of 200% of his base salary under the Company’s bonus/profit sharing arrangements, subject to attainment of performance criteria as determined by the Compensation Committee of the Board of Directors

•	a one-time stock option grant on July 11, 2001, the date he signed the new employment agreement, to purchase 125,000 shares of the Company’s common stock under the Company’s 1995 Stock Option Plan at an exercise price of $43.45, the fair market value of a share of the Company’s common stock on the date of grant, which option will vest on July 11, 2004

•	a one-time stock option grant on July 11, 2001, the date he signed the new employment agreement, to purchase 250,000 shares of the Company’s common stock under the Company’s 1995 Stock Option

Plan at an exercise price of $58.66, approximately 135% of the fair market value of a share of the Company’s common stock on the date of grant, which option vested on January 8, 2002 when the market value of the Company’s common stock exceeded such exercise price

•	an annual stock option grant to purchase at least 50,000 shares of the Company’ common stock under the Company’s 1995 Stock Option Plan at exercise prices equal to the fair market value of such shares on the dates of grant, which option vests upon the achievement of goals and milestones will be established by the Stock Award Compensation Committee

•	an annual performance restricted share award for at least 25,000 shares of Company common stock under the Company’s 1996 Restricted Stock Plan.

      If Mr. Tiller’s employment terminates as a result of his death or disability, he or his designated beneficiaries, as appropriate, will receive payments equal to (i) his base salary earned through the date of termination payable when such salary would customarily be paid; (ii) a pro rata bonus payment for the year of termination based on the average of the annual bonuses paid or payable to him for the two calendar years preceding the year in which the termination occurs payable when bonuses for such period are customarily paid; and (iii) any annual bonus for a preceding year that remains unpaid at the time of termination payable when such bonuses are paid to other executives of the Company. In addition, all of his outstanding stock options and restricted share awards will vest immediately.

      If Mr. Tiller’s employment is terminated by the Company for cause or by him without good reason, he will receive (i) his base salary earned through the date of termination; and (ii) any annual bonus for a preceding year that remains unpaid at the time of termination payable when such bonuses are paid to other executives of the Company. Upon termination under these circumstances, all stock options and unvested restricted share awards will terminate immediately and he may purchase health insurance under the Company’s then existing health insurance plan in accordance with applicable government requirements.

      If Mr. Tiller’s employment is terminated by the Company without cause or by him for good reason, he will receive payments equal to (i) his base salary earned through the date of termination; (ii) a pro rata bonus payment for the year of termination based on the average of the annual bonuses paid or payable to him for the two calendar years preceding the year in which the termination occurs payable when bonuses for such period are customarily paid, (iii) his base salary as then in effect for a two-year period, payable in monthly installments at the times such base salary would customarily be paid; (iv) a pro rata bonus payment in each of the two years following termination based on the average of the annual bonuses paid or payable to him for the two calendar years preceding the year in which the termination occurs payable when the annual bonuses for such years are paid; and (v) any annual bonus for a preceding year that remains unpaid at the time of termination payable when such bonuses are paid to other executives of the Company. In addition, the Company will provide him with medical and dental insurance coverage for a period ending on the earlier of the second anniversary of the date of termination or the date on which another employer employs him. Any stock options and restricted share awards that would, by their terms, vest on or before the first anniversary of the date of termination will vest immediately, and in the case of stock options, be exercisable until the first anniversary of the date of termination.

      Under his employment agreement, Mr. Tiller has agreed not to engage in competitive activities for a specified period of time following his termination of employment.

     Change in Control Agreements

      The Company has entered into change in control agreements (the “Agreements”) with the Executive Officers named in the Summary Compensation Table which become effective only upon a Change in Control (as defined in the Agreements). If upon or within 24 months after a Change in Control, any of the Executive Officers terminates his employment for Good Reason or such employee’s employment is terminated without Cause (as such terms are defined in the Agreements), he will be entitled to all accrued but unpaid compensation and benefits and a lump-sum cash payment equal to two times his average annual cash compensation (including cash bonuses, but excluding the award or exercise of stock options or stock grants)

for the three fiscal years (or lesser number of years if such employee’s employment has been of shorter duration) of the Company immediately preceding such termination. If such termination occurs before a cash bonus for any preceding fiscal year has been paid, the Company is required to pay to the employee the amount of the employee’s cash bonus for such preceding fiscal year as soon as it is determinable and such amount is to be included in the determination of the payment to be made pursuant to the Agreement. No cash bonus shall be paid for any part of the fiscal year in which the termination occurs.

STOCK PERFORMANCE GRAPH

      The graph below compares the five-year cumulative total return to shareholders (stock price appreciation plus reinvested dividends) for the Company’s common stock with the comparable cumulative return of two indexes: Russell 2000 Index and Media General’s Recreational Vehicles Industry Group Index. The graph assumes the investment of $100 on December 31, 1996 in common stock of the Company and in each of the indexes, and the reinvestment of all dividends. Points on the graph represent the performance as of the last business day of each of the years indicated.

Comparison of 5-Year Cumulative Total Return Among

Polaris Industries Inc., Recreational Vehicle Index and Russell 2000 Index

	At December 31

	1996	1997	1998	1999	2000	2001

Polaris Industries Inc.	$100	$131.71	$172.44	$163.14	$183.92	$273.26
Recreational Vehicles Index	100	123.80	167.00	190.28	216.27	298.58
Russell 2000 Index	100	122.34	118.91	142.21	136.07	137.46

Source: Media General Financial Services

OTHER MATTERS

      The Board is not aware of any matters that are expected to come before the 2002 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

SUBMISSION OF SHAREHOLDER PROPOSALS

      Under the rules of the Securities and Exchange Commission, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2003 Annual Meeting of Shareholders, the proposal must be received by the Secretary of the Company, at our principal executive offices, by November 23, 2002. If a shareholder intends to introduce an item of business at the 2003 Annual Meeting, the Company must receive notice of that intention no later than February 6, 2003. If we do not receive a notice by February 6, 2003, the persons named as proxies in the proxy materials relating to the 2003 Annual Meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

ADDITIONAL INFORMATION

      A copy of the Annual Report of the Company for the year ended December 31, 2001 is being sent to shareholders with this Proxy Statement. Additional copies of the Annual Report, the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from Michael W. Malone, the Vice President-Finance, Chief Financial Officer and Secretary of the Company.

      The Company will furnish to shareholders without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to Polaris Industries Inc., Attention: Investor Relations, 2100 Highway 55, Medina, Minnesota 55340. Copies of exhibits to Form 10-K may be obtained upon payment to the Company of the reasonable expense incurred in providing such exhibits.

By Order of the Board of Directors

Michael W. Malone
Vice President — Finance, Chief Financial Officer
and Secretary

APPENDIX A

POLARIS INDUSTRIES INC.

BOARD OF DIRECTORS

AUDIT COMMITTEE CHARTER

Adopted May 18, 2000

Revised January 24, 2002

I.  INTRODUCTION AND PURPOSE

      Polaris Industries Inc. (the “Company”) is a publicly held company and operates in a complex, dynamic, highly competitive, and regulated environment. In order to assure the kind of informed decision-making beneficial to the Company and its shareholders, much of the Board’s oversight occurs through the standing committees of the Board, such as the Audit Committee. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities by overseeing the Company’s financial reporting and public disclosure activities. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Company’s independent auditor and internal auditing function.

•	Provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing function, and the Board of Directors.

      The Audit Committee will primarily fulfill these responsibilities by carrying out the activities specified in Section IV of this Charter.

II.  COMPOSITION

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

     A. Independence

      The Audit Committee shall be comprised of three or more Directors as determined by the Board, each of whom shall be independent Directors, as specified in the Rules and Regulations of the New York Stock Exchange, and shall be free from any relationship that, in the opinion of the Board, may interfere with their independence from management and the Company.

     B. Financial Literacy

      Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Company’s Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

III.  MEETINGS

      The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. One of those meetings shall focus on review and approval of annual financial statements and related information. To the extent practicable, each of the Audit Committee members shall attend each of the regularly scheduled meetings in person. As part of its job to foster open communication, to the extent necessary, time should be set aside at each meeting for the Audit Committee to meet with management, the internal auditors and the independent auditor in separate sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

      A majority of the Audit Committee members currently holding office constitutes a quorum for the transaction of business. The Audit Committee shall take action by the affirmative vote of a majority of the Audit Committee members present at a duly held meeting.

IV.  RESPONSIBILITIES AND DUTIES

      The Audit Committee shall undertake the following responsibilities and duties.

       A. Documents/ Reports Review

•	Review and reassess the adequacy of this Charter at least annually.

•	Review the Company’s consolidated annual financial statements and any related report rendered by the independent auditor.

•	Review the significant recommendations made to management by the independent auditor and the internal auditing function and management’s responses.

•	Review reports on Form 10-K and Form 10-Q with financial management and the independent auditor prior to public release or filing with the Securities and Exchange Commission. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

       B. Independent Auditors

•	Oversee the selection, evaluation, retention and replacement of the Company’s independent auditor as representative of the Board of Directors and the shareholders, with final authority on these matters, and as to the ultimate accountability of the independent auditor, resting with the Audit Committee and the Board of Directors.

•	Recommend to the Board of Directors the selection of the Company’s independent auditor, considering independence and effectiveness, and approve the fees and other compensation to be paid to the Company’s independent auditor. On an annual basis, the Audit Committee should receive from the selected independent auditor a written statement delineating all significant relationships (and related fees) the Company’s independent auditor has with the Company to consider in the evaluation of the independent auditor’s independence. The Audit Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for recommending that the Board of Directors take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	Periodically consult with the Company’s independent auditor (outside of the presence of management) about the auditor’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles as applied to its financial reporting, and the Company’s internal controls and the completeness and accuracy of the Company’s financial statements.

       C. Financial Reporting Processes

•	In consultation with the Company’s independent auditor, and the Company’s internal auditors, monitor the integrity of the Company’s financial reporting processes, both internal and external.

•	Review and discuss the scope of the annual audit plans for both the internal and independent auditors.

•	Consider the independent auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

•	Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices, financial reporting process, and system of internal controls, as suggested by the Company’s independent auditor, management, or the internal auditing department.

     D. Process Analysis and Review

•	Review the systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

•	Following completion of the annual audit, review separately with each of management, the independent auditor and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

•	Review with the Company’s independent auditor, the internal auditing department and management the extent to which significant changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     E. Audit Committee Report

•	Include in the Company’s annual proxy statement a report from the Audit Committee, stating whether:

(1) the Audit Committee has reviewed and discussed the audited financial statements with management;

(2) the Audit Committee has discussed with the independent auditor the matters required to be discussed by SAS 61, as may be modified or supplemented; and

(3) the Audit Committee has received the written disclosures and the letter from the independent auditor required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditor the auditor’s independence;

(4) Based on the review and discussions referred to in items (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K (17 CFR 249.310) for the last fiscal year for filing with the Securities and Exchange Commission.

     F. Qualification

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty or responsibility of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These are the responsibilities of Company management and the independent auditor. Nor is it the duty or responsibility of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws or regulations.

POLARIS INDUSTRIES INC.

ANNUAL MEETING OF SHAREHOLDERS
THURSDAY, MAY 2, 2002
9:00 a.m.

Corporate Headquarters
2100 Highway 55
Medina, MN 55340

Polaris Industries Inc. 2100 Highway 55 Medina, MN 55340	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 2, 2002.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1 and 2.

By signing this proxy, you revoke all prior proxies and appoint Thomas C. Tiller and Michael W. Malone, and each of them, as Proxies, with full power of substitution, to vote your shares of Common Stock, $.01 par value of Polaris Industries Inc., on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Shareholders to be held on May 2, 2002, or any postponements or adjournments thereof.

See reverse for voting instructions.

COMPANY #
CONTROL   #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on Wednesday May 1, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

•	Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/pii/ — QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 1, 2002.

•	You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we’ve provided or return it to Polaris Industries Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
  Please detach here

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of Directors:		01 William E. Fruhan, Jr. 02 John R. Menard, Jr.	03 R.M. (Mark) Schreck 04 George W. Buckley	Vote FOR all nominees (except as marked)	Vote WITHHELD from all nominees

	Nominees:	Class II	William E. Fruhan, Jr., John R. Menard, Jr. and R.M. (Mark) Schreck for three year terms ending in 2005

		Class III	George W. Buckley for a one year term ending in 2003

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	Upon such other business as may properly come before the meeting or any adjournments thereof.	For	Against	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box             Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. If a partnership, please sign in partnership name by authorized person.